Exhibit 1.01

Qualstar Corporation

Conflict Minerals Report

For the Calendar Year Ended December 31, 2018

Introduction

This Conflict Minerals Report (“Report”) of Qualstar Corporation for calendar year 2018 has been prepared in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “1934 Act”), the instructions to Form SD, and the Public Statement on the Effect of the Recent Court of Appeals Decision on the Conflict Minerals Rule issued by the Director of the Division of Corporation Finance of the Securities and Exchange Commission on April 29, 2014 (the “SEC Statement”). The Company notes the Updated Statement on the Effect of the Court of Appeals Decision on the Conflict Minerals Rule issued by the SEC Division of Corporation Finance on April 7, 2017. Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein. As used in this Report and unless otherwise expressly stated or the context otherwise requires, all references to “Qualstar,” “we,” “our,” “Company” and similar references are references to Qualstar Corporation and its consolidated subsidiaries. The content of our website as referred to in this Form SD is included for general information only and is not incorporated by reference into this Form SD.

This Report outlines the steps we undertook in accordance with Rule 13p-1, Form SD, and the SEC Statement in connection with the existence of Conflict Minerals in products we manufacture or contract to manufacture. Our diligence measures were designed to adhere, in all material respects, with the nationally recognized due diligence framework in the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and the related Supplement on Tin, Tantalum and Tungsten and the Gold Supplement (Second Edition OECD 2013) (the “OECD Framework”).

Company Overview

Qualstar is a leading provider of data storage systems marketed under the Qualstar brand and of high efficiency and high-density power solutions marketed under the N2Power brand. Qualstar is organized into two strategic business units: power solutions and data storage systems. Power solutions products include ultra-small high efficiency switching power supplies that provide unique power solutions to original equipment manufacturers (“OEMs”) for a wide range of markets, including communications networking, industrial, gaming, test equipment, LED/lighting, medical as well as other market applications. Data storage system products include highly scalable automated magnetic tape storage solutions used to store, retrieve and manage electronic data primarily in the network computing environment and to provide solutions for organizations requiring backup, recovery and archival storage of critical electronic information. A more complete description of the Company’s products is included in its Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission.

Qualstar designs its products at facilities in California and Singapore and sells its products globally through authorized resellers and directly to OEMs. The Company utilizes contract manufacturers in Asia to produce its power solutions products. Qualstar’s storage products are manufactured by the Company at its factory in Simi Valley, California and by its OEM suppliers in other parts of the world.

The Company’s position in the supply chain is as a remote downstream purchaser, several levels removed from the actual mining of the Conflict Minerals or the smelters or refiners that process these minerals. Qualstar does not directly make purchases of raw ore or unrefined Conflict Minerals from the Democratic Republic of the Congo (“DRC”) or an adjoining country (collectively, “Covered Countries”) and the Company does not directly source any products or components from the Covered Countries. In light of Qualstar’s remote position in the supply chain, the Company must rely upon its suppliers (and their multiple sub-suppliers and intermediaries) for information on and verification of the chain of custody of Conflict Minerals contained in the Company’s products.

Conflict Mineral Policy

Qualstar seeks to perform its compliance obligations under the Conflict Minerals Rule. As such, the Company has taken steps to communicate to selected personnel, suppliers and the public a policy regarding the supply of columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, which are limited to tin, tantalum and tungsten (“Conflict Minerals”) for its products. A copy of such policy is available on the Company’s website at https://www.qualstar.com/n2p-compliance-docs.php

Qualstar expects its suppliers to:

●	Promptly, completely and accurately respond to the Company’s informational requests with respect to any Conflict Mineral that is necessary to the functionality or production of such products.

●

Determine whether there are any Conflict Minerals in any such products, survey their “upstream” suppliers regarding the ultimate source of any such Conflict Mineral and verify and document such information.

●	Implement policies and management systems to support compliance with these expectations and encourage their “upstream” suppliers to adopt similar policies and systems.

●	Cooperate in the event the Company determines that any further inquiry or due diligence is required or advisable with respect to the source of any Conflict Mineral in any such products.

Reasonable Country of Origin Inquiry and Due Diligence Process

We determined that certain Conflict Minerals are necessary to the functionality of one or more of our products that we manufactured or had manufactured during the reporting period, and thus conducted a reasonable country of origin inquiry (“RCOI”) under the Conflict Minerals Rule to determine whether any Conflict Minerals necessary to the functionality or production of such products we manufactured or contracted to manufacture originated in the Covered Countries or are from recycled or scrap sources. Qualstar subscribes to the SiliconExpert data base that has compliance documentation for numerous manufacturers. Qualstar used the database to collect information about the presence and sourcing of Conflict Minerals used in products and components supplied to the Company.

We contract with numerous suppliers that contribute to the manufacture of our products, and are several levels removed from in the supply chain from the smelters or refiners (“SORs”) that process the minerals used in our products and from the mines of origin for those materials. Qualstar does not purchase raw ore or unrefined Conflict Minerals and we made no purchases in the Covered Countries. As a result, in conducting our RCOI, we necessarily relied upon our suppliers to provide Conflict Minerals sourcing information to identify those “upstream” SORs that represent the sources of Conflict Minerals in Qualstar’s supply chain.

Reasonable Country of Origin Inquiry Process

The RCOI began with an evaluation of our suppliers who provided materials, components or products that became part of products we manufactured or contracted to be manufactured in 2018, which contained or were likely to contain Conflict Minerals necessary for the functionality or production of the product. Through this evaluation, we identified 156 suppliers (“Identified Suppliers”) who provided us with materials, components or products in 2018 to be contacted as part of our RCOI.

We contacted each of the Identified Suppliers by introductory email containing a registration and survey request link for an on-line data collection platform. The Identified Suppliers were asked to provide information about the presence and sourcing of Conflict Minerals used in the products and components supplied to Qualstar, with the ultimate objective of identifying for any Conflict Minerals the SORs and the associated mine countries of origin. To collect this information, we utilized the Conflict-Free Sourcing Initiative’s (“CFSI”) Conflict Minerals Reporting Template (CMRT), versions 5.11 or higher. If an Identified Supplier failed to respond to our request for information or provided an incomplete or insufficient response, we sent follow-up inquiries requesting a complete response. In addition, supplier responses were evaluated for plausibility, consistency and gaps, and Identified Suppliers were contacted if any of the following quality control issues were identified:

■	One or more SORs were listed for an unused metal;

■	SOR information was not provided for a used metal, or SOR information provided was not a verified metal processor;

■	The supplier answered yes to sourcing from the Covered Countries, but none of the SORs listed are known to source from the region;

■	The supplier indicated that they had not received Conflict Minerals data for each metal from all relevant suppliers;

■	The supplier indicated that they had not identified all of the SORs used for the products included in the declaration scope;

■	The supplier indicated that they had not provided all applicable SOR information received; or

■

The supplier indicated 100% of the Conflict Minerals for products covered by the declaration originated from scrap/recycled sources, but one or more SORs listed are not known to be exclusive recyclers.

Survey Responses

The response rate among the Identified Suppliers was 46%. Of these responding suppliers, 68% indicated one or more of the Conflict Minerals as necessary to the functionality or production of the products they supply to Qualstar. In response to our RCOI, our responding suppliers identified 334 SORs in their CMRTs which may have processed Conflict Minerals contained in materials, components or products provided to us. A list of these SORs is set forth in Annex I.  We cross-referenced these SORs against the list of facilities that have received a conformant designation from the RMI.  Of the 334 identified SORs, 257 have received a "conformant" designation from RMI and are listed on Annex II. Under RMI's standards, "conformant" means that a facility has been audited and is conformant with the Responsible Minerals Assurance Process assessment protocols.

Since only 46% of the Identified Suppliers responded to our RCOI request for information, and because only 257 identified SORs are "conformant," we are unable to determine whether any Conflict Minerals in products that we manufactured or had manufactured in 2018 financed or benefited armed groups in a Covered Country.

This Report has not been subject to an independent private sector audit in accordance with the SEC Statement.

Risk Mitigation Efforts

Qualstar intends to undertake the following additional steps to continue to mitigate any possible risk that the necessary Conflict Minerals in our products could benefit armed groups in the Covered Countries:

●	Encourage Identified Suppliers to provide additional, product-level information through ongoing communications with them;
●

Engage Identified Suppliers that provided incomplete responses, or failed to provide a response, for the Reporting Period to ensure that such suppliers provide a complete response for the calendar year ended December 31, 2019;

●	Continue to conduct and report annually on supply chain RCOI for the applicable Conflict Minerals;
●	Continue to refine our risk management strategy based on the results of our RCOI efforts; and
●	Communicate to any new suppliers our expectations with respect to Conflict Minerals, including through delivery of our Conflict Minerals Policy and our supplier qualification and assessment process.

Annex I

SMELTERS AND REFINERS IN SUPPLY CHAIN

334 Smelters or Refiners (SOR’s) Reported In Qualstar’s Supply Chain For 2018

SOR ID#	METAL	SOR NAME	Country of SOR
C0000 0049	Gold	Smelter not listed	GERMANY
CID000103	Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
CID000180	Gold	Caridad	MEXICO
CID000197	Gold	Yunnan Copper Industry Co., Ltd.	CHINA
CID000244	Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
CID000278	Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
CID000295	Tin	Cooper Santa	BRAZIL
CID000343	Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
CID000410	Tantalum	Duoluoshan	CHINA
CID000448	Tin	Estanho de Rondonia S.A.	BRAZIL
CID000522	Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
CID000555	Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
CID000651	Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
CID000671	Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
CID000767	Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
CID000778	Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
CID000773	Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
CID000956	Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
CID000973	Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
CID001032	Gold	L'azurde Company For Jewelry	SAUDI ARABIA
CID001056	Gold	Lingbao Gold Co., Ltd.	CHINA
CID001058	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
CID001093	Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
CID001236	Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
CID001322	Gold	Elemetal Refining, LLC	UNITED STATES
CID001362	Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
CID001438	Tin	PT Eunindo Usaha Mandiri	INDONESIA
CID001546	Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
CID001562	Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
CID001573	Gold	Schone Edelmetaal B.V.	NETHERLANDS
CID001619	Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
CID001754	Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
CID001909	Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA

CID001947	Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
CID002011	Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
CID002015	Tin	VQB Mineral and Trading Group JSC	VIET NAM
CID002282	Gold	Morris and Watson	NEW ZEALAND
CID002290	Gold	SAFINA A.S.	CZECH REPUBLIC
CID002307	Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
CID002312	Gold	Guangdong Jinding Gold Limited	CHINA
CID002313	Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
CID002502	Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
CID002510	Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
CID002535	Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
CID002525	Gold	Smelter Not Listed	CHINA
CID002536	Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
CID002562	Gold	Smelter Not Listed	UNITED ARAB EMIRATES
CID002572	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
CID002573	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
CID002574	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
CID002584	Gold	Smelter Not Listed	UNITED ARAB EMIRATES
CID002615	Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
CID002647	Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
CID002696	Tin	PT Cipta Persada Mulia	INDONESIA
CID002703	Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
CID002708	Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
CID002756	Tin	Super Ligas	BRAZIL
CID002757	Tin	PT O.M. Indonesia	INDONESIA
CID002844	Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
CID002852	Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA
CID002853	Gold	Sai Refinery	INDIA
CID002857	Gold	Modeltech Sdn Bhd	MALAYSIA
CID002865	Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
CID002866	Gold	Morris and Watson Gold Coast	AUSTRALIA
CID002867	Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
CID002872	Gold	Pease & Curren	UNITED STATES OF AMERICA
CID003153	Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
CID003182	Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
CID003208	Tin	Pongpipat Company Limited	MYANMAR

CID003348	Gold	Smelter Not Listed	UNITED ARAB EMIRATES
CID003324	Gold	QG Refining, LLC	UNITED STATES OF AMERICA
CID000927	Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
CID002515	Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
CID002563	Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
CID002567	Gold	Sudan Gold Refinery	SUDAN
CID002587	Gold	Tony Goetz NV	BELGIUM
CID002854	Gold	Universal Precious Metals Refining Zambia	ZAMBIA
CID000004	Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
CID000015	Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
CID000019	Gold	Aida Chemical Industries Co., Ltd.	JAPAN
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
CID000041	Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
CID000058	Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
CID000077	Gold	Argor-Heraeus S.A.	SWITZERLAND
CID000082	Gold	Asahi Pretec Corp.	JAPAN
CID000090	Gold	Asaka Riken Co., Ltd.	JAPAN
CID000092	Tantalum	Asaka Riken Co., Ltd.	JAPAN
CID000105	Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
CID000113	Gold	Aurubis AG	CHINA
CID000128	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
CID000157	Gold	Boliden AB	SWEDEN
CID000176	Gold	C. Hafner GmbH + Co. KG	GERMANY
CID000185	Gold	CCR Refinery - Glencore Canada Corporation	CANADA
CID000189	Gold	Cendres + Metaux S.A.	SWITZERLAND
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
CID000228	Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
CID000233	Gold	Chimet S.p.A.	ITALY
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
CID000264	Gold	Chugai Mining	JAPAN
CID000291	Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
CID000292	Tin	Alpha	UNITED STATES OF AMERICA
CID000306	Tin	CV Gita Pesona	INDONESIA
CID000309	Tin	PT Aries Kencana Sejahtera	INDONESIA
CID000313	Tin	PT Premium Tin Indonesia	INDONESIA

CID000315	Tin	CV United Smelting	INDONESIA
CID000328	Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
CID000359	Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
CID000362	Gold	DODUCO Contacts and Refining GmbH	GERMANY
CID000401	Gold	Dowa	JAPAN
CID000402	Tin	Dowa	JAPAN
CID000425	Gold	Eco-System Recycling Co., Ltd.	JAPAN
CID000438	Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
CID000456	Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
CID000460	Tantalum	F&X Electro-Materials Ltd.	CHINA
CID000468	Tin	Fenix Metals	POLAND
CID000493	Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
CID000499	Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
CID000568	Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
CID000616	Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
CID000689	Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
CID000694	Gold	Heimerle + Meule GmbH	GERMANY
CID000707	Gold	Heraeus Metals Hong Kong Ltd.	CHINA
CID000711	Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
CID000760	Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
CID000766	Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
CID000801	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
CID000814	Gold	Istanbul Gold Refinery	TURKEY
CID000823	Gold	Japan Mint	JAPAN
CID000825	Tungsten	Japan New Metals Co., Ltd.	JAPAN
CID000855	Gold	Jiangxi Copper Co., Ltd.	CHINA
CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
CID000920	Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
CID000924	Gold	Asahi Refining Canada Ltd.	CANADA
CID000929	Gold	JSC Uralelectromed	RUSSIAN FEDERATION
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
CID000942	Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
CID000957	Gold	Kazzinc	KAZAKHSTAN

CID000966	Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
CID000969	Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
CID000981	Gold	Kojima Chemicals Co., Ltd.	JAPAN
CID001029	Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
CID001070	Tin	China Tin Group Co., Ltd.	CHINA
CID001076	Tantalum	LSM Brasil S.A.	BRAZIL
CID001078	Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
CID001105	Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
CID001113	Gold	Materion	UNITED STATES OF AMERICA
CID001119	Gold	Matsuda Sangyo Co., Ltd.	JAPAN
CID001142	Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
CID001147	Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
CID001153	Gold	Metalor Technologies S.A.	SWITZERLAND
CID001157	Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
CID001161	Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
CID001173	Tin	Mineracao Taboca S.A.	BRAZIL
CID001175	Tantalum	Mineracao Taboca S.A.	BRAZIL
CID001182	Tin	Minsur	PERU
CID001188	Gold	Mitsubishi Materials Corporation	JAPAN
CID001191	Tin	Mitsubishi Materials Corporation	JAPAN
CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
CID001200	Tantalum	NPM Silmet AS	ESTONIA
CID001204	Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
CID001220	Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
CID001231	Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
CID001259	Gold	Nihon Material Co., Ltd.	JAPAN
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
CID001326	Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
CID001337	Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
CID001352	Gold	PAMP S.A.	SWITZERLAND
CID001386	Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
CID001397	Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
CID001399	Tin	PT Artha Cipta Langgeng	INDONESIA
CID001402	Tin	PT Babel Inti Perkasa	INDONESIA

CID001406	Tin	PT Babel Surya Alam Lestari	INDONESIA
CID001419	Tin	PT Bangka Tin Industry	INDONESIA
CID001421	Tin	PT Belitung Industri Sejahtera	INDONESIA
CID001428	Tin	PT Bukit Timah	INDONESIA
CID001434	Tin	PT DS Jaya Abadi	INDONESIA
CID001448	Tin	PT Karimun Mining	INDONESIA
CID001453	Tin	PT Mitra Stania Prima	INDONESIA
CID001457	Tin	PT Panca Mega Persada	INDONESIA
CID001458	Tin	PT Prima Timah Utama	INDONESIA
CID001460	Tin	PT Refined Bangka Tin	INDONESIA
CID001463	Tin	PT Sariwiguna Binasentosa	INDONESIA
CID001468	Tin	PT Stanindo Inti Perkasa	INDONESIA
CID001471	Tin	PT Sumber Jaya Indah	INDONESIA
CID001477	Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
CID001482	Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
CID001490	Tin	PT Tinindo Inter Nusa	INDONESIA
CID001493	Tin	PT Tommy Utama	INDONESIA
CID001498	Gold	PX Precinox S.A.	SWITZERLAND
CID001508	Tantalum	QuantumClean	UNITED STATES OF AMERICA
CID001512	Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
CID001522	Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
CID001534	Gold	Royal Canadian Mint	CANADA
CID001539	Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
CID001555	Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
CID001585	Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
CID001736	Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
CID001756	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
CID001758	Tin	Soft Metais Ltda.	BRAZIL
CID001761	Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
CID001769	Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
CID001798	Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
CID001869	Tantalum	Taki Chemical Co., Ltd.	JAPAN
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
CID001889	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
CID001891	Tantalum	Telex Metals	UNITED STATES OF AMERICA
CID001898	Tin	Thaisarco	THAILAND
CID001908	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA

CID001916	Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
CID001938	Gold	Tokuriki Honten Co., Ltd.	JAPAN
CID001955	Gold	Torecom	KOREA, REPUBLIC OF
CID001969	Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
CID001977	Gold	Umicore Brasil Ltda.	BRAZIL
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
CID001993	Gold	United Precious Metal Refining, Inc.	UNITED STATES
CID002003	Gold	Valcambi S.A.	SWITZERLAND
CID002030	Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
CID002036	Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
CID002044	Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
CID002095	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
CID002100	Gold	Yamakin Co., Ltd.	JAPAN
CID002129	Gold	Yokohama Metal Co., Ltd.	JAPAN
CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
CID002180	Tin	Yunnan Tin Company Limited	CHINA
CID002224	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
CID002243	Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
CID002314	Gold	Umicore Precious Metals Thailand	THAILAND
CID002315	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
CID002317	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
CID002319	Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
CID002321	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
CID002455	Tin	CV Venus Inti Perkasa	INDONESIA
CID002459	Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
CID002478	Tin	PT Tirus Putra Mandiri	INDONESIA
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
CID002500	Tin	Melt Metais e Ligas S.A.	BRAZIL
CID002503	Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
CID002504	Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
CID002505	Tantalum	FIR Metals & Resource Ltd.	CHINA

CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
CID002508	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
CID002509	Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
CID002511	Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
CID002512	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
CID002516	Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
CID002517	Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
CID002530	Tin	PT Inti Stania Prima	INDONESIA
CID002539	Tantalum	KEMET Blue Metals	MEXICO
CID002541	Tungsten	H.C. Starck Tungsten GmbH	GERMANY
CID002542	Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
CID002543	Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
CID002544	Tantalum	H.C. Starck Co., Ltd.	THAILAND
CID002545	Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
CID002548	Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
CID002549	Tantalum	H.C. Starck Ltd.	JAPAN
CID002550	Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
CID002557	Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
CID002558	Tantalum	Global Advanced Metals Aizu	JAPAN
CID002560	Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
CID002561	Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
CID002568	Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
CID002570	Tin	CV Ayi Jaya	INDONESIA
CID002579	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
CID002580	Gold	T.C.A S.p.A	ITALY
CID002582	Gold	Remondis Argentia B.V.	NETHERLANDS
CID002589	Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
CID002592	Tin	CV Dua Sekawan	INDONESIA
CID002593	Tin	CV Tiga Sekawan	INDONESIA
CID002605	Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
CID002606	Gold	Marsam Metals	BRAZIL
CID002645	Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
CID002649	Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION

CID002706	Tin	Resind Industria e Comercio Ltda.	BRAZIL
CID002707	Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
CID002724	Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
CID002761	Gold	SAAMP	FRANCE
CID002762	Gold	L'Orfebre S.A.	ANDORRA
CID002765	Gold	Italpreziosi	ITALY
CID002773	Tin	Metallo Belgium N.V.	BELGIUM
CID002774	Tin	Metallo Spain S.L.U.	SPAIN
CID002763	Gold	Smelter Not Listed	ITALY
CID002776	Tin	PT Bangka Prima Tin	INDONESIA
CID002777	Gold	SAXONIA Edelmetalle GmbH	GERMANY
CID002778	Gold	WIELAND Edelmetalle GmbH	GERMANY
CID002779	Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
CID002815	Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
CID002816	Tin	PT Sukses Inti Makmur	INDONESIA
CID002827	Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
CID002829	Tin	PT Kijang Jaya Mandiri	INDONESIA
CID002830	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
CID002833	Tungsten	ACL Metais Eireli	BRAZIL
CID002835	Tin	PT Menara Cipta Mulia	INDONESIA
CID002842	Tantalum	Jiangxi Tuohong New Raw Material	CHINA
CID002843	Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
CID002845	Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
CID002847	Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
CID002848	Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
CID002849	Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
CID002850	Gold	AU Traders and Refiners	SOUTH AFRICA
CID002858	Tin	Modeltech Sdn Bhd	MALAYSIA
CID002859	Tin	Gejiu Jinye Mineral Company	CHINA
CID002863	Gold	Bangalore Refinery	INDIA
CID002870	Tin	PT Lautan Harmonis Sejahtera	INDONESIA
CID002918	Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
CID002919	Gold	Planta Recuperadora de Metales SpA	CHILE
CID002973	Gold	Safimet S.p.A	ITALY
CID003116	Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
CID003189	Gold	NH Recytech Company	KOREA, REPUBLIC OF
CID003190	Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
CID003191	Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
CID003195	Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
CID003205	Tin	PT Bangka Serumpun	INDONESIA

Annex II

257 Smelters or Refiners (SOR's) Reported In Qualstar’s Supply Chain
Who Received A "Conformant" Designation from RMI

SOR ID#	METAL	SOR NAME	Country of SOR
CID000004	Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
CID000015	Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
CID000019	Gold	Aida Chemical Industries Co., Ltd.	JAPAN
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
CID000041	Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
CID000058	Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
CID000077	Gold	Argor-Heraeus S.A.	SWITZERLAND
CID000082	Gold	Asahi Pretec Corp.	JAPAN
CID000090	Gold	Asaka Riken Co., Ltd.	JAPAN
CID000092	Tantalum	Asaka Riken Co., Ltd.	JAPAN
CID000105	Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
CID000113	Gold	Aurubis AG	CHINA
CID000128	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
CID000157	Gold	Boliden AB	SWEDEN
CID000176	Gold	C. Hafner GmbH + Co. KG	GERMANY
CID000185	Gold	CCR Refinery - Glencore Canada Corporation	CANADA
CID000189	Gold	Cendres + Metaux S.A.	SWITZERLAND
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
CID000228	Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
CID000233	Gold	Chimet S.p.A.	ITALY
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
CID000264	Gold	Chugai Mining	JAPAN
CID000291	Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
CID000292	Tin	Alpha	UNITED STATES OF AMERICA
CID000306	Tin	CV Gita Pesona	INDONESIA
CID000309	Tin	PT Aries Kencana Sejahtera	INDONESIA
CID000313	Tin	PT Premium Tin Indonesia	INDONESIA
CID000315	Tin	CV United Smelting	INDONESIA
CID000328	Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
CID000359	Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF

CID000362	Gold	DODUCO Contacts and Refining GmbH	GERMANY
CID000401	Gold	Dowa	JAPAN
CID000402	Tin	Dowa	JAPAN
CID000425	Gold	Eco-System Recycling Co., Ltd.	JAPAN
CID000438	Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
CID000456	Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
CID000460	Tantalum	F&X Electro-Materials Ltd.	CHINA
CID000468	Tin	Fenix Metals	POLAND
CID000493	Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
CID000499	Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
CID000568	Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
CID000616	Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
CID000689	Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
CID000694	Gold	Heimerle + Meule GmbH	GERMANY
CID000707	Gold	Heraeus Metals Hong Kong Ltd.	CHINA
CID000711	Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
CID000760	Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
CID000766	Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
CID000801	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
CID000814	Gold	Istanbul Gold Refinery	TURKEY
CID000823	Gold	Japan Mint	JAPAN
CID000825	Tungsten	Japan New Metals Co., Ltd.	JAPAN
CID000855	Gold	Jiangxi Copper Co., Ltd.	CHINA
CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
CID000920	Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
CID000924	Gold	Asahi Refining Canada Ltd.	CANADA
CID000929	Gold	JSC Uralelectromed	RUSSIAN FEDERATION
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
CID000942	Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
CID000957	Gold	Kazzinc	KAZAKHSTAN
CID000966	Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
CID000969	Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
CID000981	Gold	Kojima Chemicals Co., Ltd.	JAPAN

CID001029	Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
CID001070	Tin	China Tin Group Co., Ltd.	CHINA
CID001076	Tantalum	LSM Brasil S.A.	BRAZIL
CID001078	Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
CID001105	Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
CID001113	Gold	Materion	UNITED STATES OF AMERICA
CID001119	Gold	Matsuda Sangyo Co., Ltd.	JAPAN
CID001142	Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
CID001147	Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
CID001153	Gold	Metalor Technologies S.A.	SWITZERLAND
CID001157	Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
CID001161	Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
CID001173	Tin	Mineracao Taboca S.A.	BRAZIL
CID001175	Tantalum	Mineracao Taboca S.A.	BRAZIL
CID001182	Tin	Minsur	PERU
CID001188	Gold	Mitsubishi Materials Corporation	JAPAN
CID001191	Tin	Mitsubishi Materials Corporation	JAPAN
CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
CID001200	Tantalum	NPM Silmet AS	ESTONIA
CID001204	Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
CID001220	Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
CID001231	Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
CID001259	Gold	Nihon Material Co., Ltd.	JAPAN
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
CID001326	Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
CID001337	Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
CID001352	Gold	PAMP S.A.	SWITZERLAND
CID001386	Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
CID001397	Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
CID001399	Tin	PT Artha Cipta Langgeng	INDONESIA
CID001402	Tin	PT Babel Inti Perkasa	INDONESIA
CID001406	Tin	PT Babel Surya Alam Lestari	INDONESIA
CID001419	Tin	PT Bangka Tin Industry	INDONESIA
CID001421	Tin	PT Belitung Industri Sejahtera	INDONESIA

CID001428	Tin	PT Bukit Timah	INDONESIA
CID001434	Tin	PT DS Jaya Abadi	INDONESIA
CID001448	Tin	PT Karimun Mining	INDONESIA
CID001453	Tin	PT Mitra Stania Prima	INDONESIA
CID001457	Tin	PT Panca Mega Persada	INDONESIA
CID001458	Tin	PT Prima Timah Utama	INDONESIA
CID001460	Tin	PT Refined Bangka Tin	INDONESIA
CID001463	Tin	PT Sariwiguna Binasentosa	INDONESIA
CID001468	Tin	PT Stanindo Inti Perkasa	INDONESIA
CID001471	Tin	PT Sumber Jaya Indah	INDONESIA
CID001477	Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
CID001482	Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
CID001490	Tin	PT Tinindo Inter Nusa	INDONESIA
CID001493	Tin	PT Tommy Utama	INDONESIA
CID001498	Gold	PX Precinox S.A.	SWITZERLAND
CID001508	Tantalum	QuantumClean	UNITED STATES OF AMERICA
CID001512	Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
CID001522	Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
CID001534	Gold	Royal Canadian Mint	CANADA
CID001539	Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
CID001555	Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
CID001585	Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
CID001736	Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
CID001756	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
CID001758	Tin	Soft Metais Ltda.	BRAZIL
CID001761	Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
CID001769	Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
CID001798	Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
CID001869	Tantalum	Taki Chemical Co., Ltd.	JAPAN
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
CID001889	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
CID001891	Tantalum	Telex Metals	UNITED STATES OF AMERICA
CID001898	Tin	Thaisarco	THAILAND
CID001908	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
CID001916	Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
CID001938	Gold	Tokuriki Honten Co., Ltd.	JAPAN

CID001955	Gold	Torecom	KOREA, REPUBLIC OF
CID001969	Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
CID001977	Gold	Umicore Brasil Ltda.	BRAZIL
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
CID001993	Gold	United Precious Metal Refining, Inc.	UNITED STATES
CID002003	Gold	Valcambi S.A.	SWITZERLAND
CID002030	Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
CID002036	Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
CID002044	Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
CID002095	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
CID002100	Gold	Yamakin Co., Ltd.	JAPAN
CID002129	Gold	Yokohama Metal Co., Ltd.	JAPAN
CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
CID002180	Tin	Yunnan Tin Company Limited	CHINA
CID002224	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
CID002243	Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
CID002314	Gold	Umicore Precious Metals Thailand	THAILAND
CID002315	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
CID002317	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
CID002319	Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
CID002321	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
CID002455	Tin	CV Venus Inti Perkasa	INDONESIA
CID002459	Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
CID002478	Tin	PT Tirus Putra Mandiri	INDONESIA
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
CID002500	Tin	Melt Metais e Ligas S.A.	BRAZIL
CID002503	Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
CID002504	Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
CID002505	Tantalum	FIR Metals & Resource Ltd.	CHINA
CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA

CID002508	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
CID002509	Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
CID002511	Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
CID002512	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
CID002516	Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
CID002517	Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
CID002530	Tin	PT Inti Stania Prima	INDONESIA
CID002539	Tantalum	KEMET Blue Metals	MEXICO
CID002541	Tungsten	H.C. Starck Tungsten GmbH	GERMANY
CID002542	Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
CID002543	Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
CID002544	Tantalum	H.C. Starck Co., Ltd.	THAILAND
CID002545	Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
CID002548	Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
CID002549	Tantalum	H.C. Starck Ltd.	JAPAN
CID002550	Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
CID002557	Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
CID002558	Tantalum	Global Advanced Metals Aizu	JAPAN
CID002560	Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
CID002561	Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
CID002568	Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
CID002570	Tin	CV Ayi Jaya	INDONESIA
CID002579	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
CID002580	Gold	T.C.A S.p.A	ITALY
CID002582	Gold	Remondis Argentia B.V.	NETHERLANDS
CID002589	Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
CID002592	Tin	CV Dua Sekawan	INDONESIA
CID002593	Tin	CV Tiga Sekawan	INDONESIA
CID002605	Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
CID002606	Gold	Marsam Metals	BRAZIL
CID002645	Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
CID002649	Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
CID002706	Tin	Resind Industria e Comercio Ltda.	BRAZIL
CID002707	Tantalum	Resind Industria e Comercio Ltda.	BRAZIL

CID002724	Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
CID002761	Gold	SAAMP	FRANCE
CID002762	Gold	L'Orfebre S.A.	ANDORRA
CID002765	Gold	Italpreziosi	ITALY
CID002773	Tin	Metallo Belgium N.V.	BELGIUM
CID002774	Tin	Metallo Spain S.L.U.	SPAIN
CID002763	Gold	Smelter Not Listed	ITALY
CID002776	Tin	PT Bangka Prima Tin	INDONESIA
CID002777	Gold	SAXONIA Edelmetalle GmbH	GERMANY
CID002778	Gold	WIELAND Edelmetalle GmbH	GERMANY
CID002779	Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
CID002815	Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
CID002816	Tin	PT Sukses Inti Makmur	INDONESIA
CID002827	Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
CID002829	Tin	PT Kijang Jaya Mandiri	INDONESIA
CID002830	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
CID002833	Tungsten	ACL Metais Eireli	BRAZIL
CID002835	Tin	PT Menara Cipta Mulia	INDONESIA
CID002842	Tantalum	Jiangxi Tuohong New Raw Material	CHINA
CID002843	Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
CID002845	Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
CID002847	Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
CID002848	Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
CID002849	Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
CID002850	Gold	AU Traders and Refiners	SOUTH AFRICA
CID002858	Tin	Modeltech Sdn Bhd	MALAYSIA
CID002859	Tin	Gejiu Jinye Mineral Company	CHINA
CID002863	Gold	Bangalore Refinery	INDIA
CID002870	Tin	PT Lautan Harmonis Sejahtera	INDONESIA
CID002918	Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
CID002919	Gold	Planta Recuperadora de Metales SpA	CHILE
CID002973	Gold	Safimet S.p.A	ITALY
CID003116	Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
CID003189	Gold	NH Recytech Company	KOREA, REPUBLIC OF
CID003190	Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
CID003191	Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
CID003195	Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
CID003205	Tin	PT Bangka Serumpun	INDONESIA